UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2018

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (406) 442-3080

______________________________________________

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 4.01     Changes in Registrant’s Certifying Accountant

On August 16, 2018, the Board of Directors of Eagle Bancorp Montana, Inc. (the “Company”) approved the recommendation of the Audit Committee of the Board of Directors (the “Audit Committee”) that Eide Bailly LLP (“Eide Bailly”) be dismissed as the independent registered public accounting firm of the Company. The dismissal will be effective after Eide Bailly provides its reports on the consolidated financial statements for the fiscal year ending December 31, 2018 and the effectiveness of the Company’s internal controls, which reports will be included in the Company’s Form 10-K for the period ending December 31, 2018. Concurrent with the dismissal of Eide Bailly, the Company, through and with the approval of the Audit Committee and the Board of Directors, and following a comprehensive evaluation, decided to engage Moss Adams LLP (“Moss Adams”) as its independent registered public accounting firm for the fiscal year ending December 31, 2019, subject to completion by Moss Adams of its standard client acceptance procedures and execution of an engagement letter.

Prior to deciding to engage Moss Adams, the Company did not consult with Moss Adams (1) regarding the application of accounting principles to a specific completed or contemplated transaction, or regarding the type of audit opinions that might be rendered by Moss Adams on the Company’s financial statements, and Moss Adams did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue, (2) on any matter that would have been the subject of a disagreement, as defined by Item 304(a)(1)(iv) of Regulation S-K, or (3) on any matter that would have been a reportable event, as defined by Item 304(a)(1)(v) of Regulation S-K.

The report of Eide Bailly regarding the Company’s financial statements for the fiscal year ended December 31, 2017 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Eide Bailly did not audit the Company’s financial statements for the fiscal year ended December 31, 2016. During the year ended December 31, 2017, and during the period from December 31, 2017 through August 16, 2018, the date of dismissal, there were no disagreements with Eide Bailly on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Eide Bailly, would have caused it to make reference to such disagreement in its reports.

The Company provided Eide Bailly with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Eide Bailly furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from Eide Bailly, dated August 20, 2018, is filed as Exhibit 99.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

(d) The following exhibit is filed as part of this report:

Exhibit No.                            Description

99.1                              Letter from Eide Bailly LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: August 22, 2018	By:	/s/ Peter J. Johnson
Peter J. Johnson President and Chief Executive Officer